Exhibit 4.4

Specimen Certificate
FACE

Number                                Logo                             Shares

                                Highland Holdings
                               International, Inc.
              Incorporated under the laws of the State of Delaware
                                                              See Reverse for
                                  COMMON STOCK              Certain Definitions
                                                             Cusip 430134 20 5

This Certifies That:


Is  owner of

     Fully paid and non-assessable shares of common stock of $.001 par value

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.

each of transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and ByLaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                Countersigned:
                                                       Liberty Transfer Company
                                                       191 New York Avenue
                                                       Huntington, NY 11743
                                                             Transfer Agent

                                         By:               Authorized Signature
                                  SEAL


               CFO                       PRESIDENT



SPECIMEN CERTIFICATE
REVERSE

     The following abbreviations when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                     UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the  entireties            (Cust)             (Minor)
JT TEN - as joint tenants with right of            under Uniform Gift to Minors
         Survivorship and not as tenants                   Act ___________
         In common                                                State

     Additional abbreviations may also be used though not in the above list.

    For Value Received, ______________hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


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of the stock represented by the written Certificate, and do hereby irrevocably constitute and appoint

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to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.

Dated:______
                              ----------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED. SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE. THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.